UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 09, 2005

HELEN OF TROY LIMITED
(Exact name of registrant as specified in its charter)

BERMUDA	001-14669	74-2692550
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

CLARENDON HOUSE
CHURCH STREET
HAMILTON, BERMUDA
(Business address of registrant)

ONE HELEN OF TROY PLAZA
EL PASO, TEXAS 79912
(United States mailing address of registrant)

Registrant's telephone number, including area code: (915) 225-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 9, 2006, Helen of Troy Limited issued a press release announcing its results for its third fiscal quarter and nine months ended November 30, 2005. A copy of this press release is attached hereto as Exhibit 99.1. Additionally, on January 9, 2006, Helen of Troy Limited held a conference call discussing its results for the same periods mentioned above. A copy of the text of this conference call is attached hereto as Exhibit 99.2.

The Company desires to avail itself of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 (the “Act”) and is including this cautionary statement for the express purpose of availing itself of the protection afforded by the Act.

The accompanying press release and conference call transcripts contain certain forward-looking statements, which are subject to change, including, but not limited to:

•	Statements regarding the expected overall levels of sales for the balance of the current fiscal year as well as the fiscal year ending February 28, 2007.

•	Statements regarding earnings guidance for the balance of the current fiscal year as well as the fiscal year ending February 28, 2007.

•	Statements regarding expected levels of consolidated EBITDA.

•	Statements regarding general sales trends in certain categories of our business for the balance of the fiscal year.

•
Statements regarding our new distribution center being fully operational during the first quarter of fiscal 2007, and the related impact of transitioning our Housewares segment from external information systems to our internal information systems, the impact and timing of certain related one-time expenditures in connection with these transitions, their impact on certain key expense categories, the expected future annual net savings arising from the move to our new distribution facility and the potential sale and possible leaseback of an existing distribution facility at some point during the remainder of the current fiscal year.

•	Statements regarding the expected timing and branding of new product introductions into various domestic and foreign markets.

•	Statements regarding anticipated effective corporate tax rates going forward for the foreseeable future.

•	Statements regarding key components of working capital, and the expected impact of seasonal trends on their general balance sheet levels during the ensuing fourth fiscal quarter.

•
Statements regarding the expected paydown of our revolving line of credit, and anticipated draws against our new floating rate loan agreement with the Mississippi Business Finance Corporation, both expected to occur in the fourth quarter of the current fiscal year and the first quarter of our next fiscal year.

•	Statements regarding our expectations for general sales price increases verses our expectations regarding the possibility of raw materials and product sourcing related price increases.

•
Statements regarding future levels of operating income by segment, and the potential impact and timing of expected future changes in the allocation of certain items of corporate overhead, once certain transitional service costs currently being paid by our Housewares segment are terminated and these services are absorbed within our existing cost structure.

A number of risks or uncertainties could cause actual results to differ materially from historical or anticipated results or from the results or effects contemplated by the forward looking statements. Generally, the words “anticipates”, "believe", “believes”, “expects”, "expected", "expectation", "forecasting" and other similar words identify forward-looking statements. The Company cautions readers not to place undue reliance on forward-looking statements. The actual results may differ materially from those described in any forward-looking statements. The Company intends its forward-looking statements to speak only as of the time of such statements, and does not undertake to update or revise them as more information becomes available. Additional information concerning potential factors that could affect the Company’s financial results and the forward looking statements is included in the Company’s Form 10-K for the year ended February 28, 2005 and the Form 10-Q's for the quarters ended May 31, 2005, August 31, 2005 and November 30, 2005.

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The information in this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or any proxy statement or report or other document we may file with the SEC, regardless of any general incorporation language in any such filing, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) EXHIBITS.

The following exhibits are furnished with this report on Form 8-K:

Exhibit No.	Description

99.1	Press Release, dated January 9, 2006

99.2	Text of conference call held January 9, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELEN OF TROY LIMITED

Date: January 13, 2006	By:	/s/ Thomas J. Benson
Thomas J. Benson Senior Vice President, Finance and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated January 9, 2006

99.2	Text of conference call held January 9, 2006

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